                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  June 5, 2004
                                  ------------
                Date of Report (Date of earliest event reported)


                            OSI PHARMACEUTICALS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)



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
         DELAWARE                         0-15190                    13-3159796
       -------------                      -------                  --------------
(State or other jurisdiction of         (Commission               (I.R.S. Employer
       incorporation)                   File Number)              Identification No.)
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                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                           -------------------------
                    (Address of principal executive offices)



                                 (631) 962-2000
                             ---------------------
              (Registrant's telephone number, including area code)


                                       N/A
                                 -------------
                         (Former name or former address,
                         if changed since last report.)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

      On June 5, 2004, OSI Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced (i) certain results from its Phase III study of Tarceva(TM) in advanced non-small cell lung cancer ("NSCLC") and (ii) certain results from its Phase I/II clinical studies examining the combination of Avastin(TM) and Tarceva(TM) in the treatment of renal cell carcinoma and relapsed NSCLC. Details regarding the results of these studies are contained in the Company's press releases, each dated June 5, 2004, attached as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

ITEM 7.  EXHIBITS

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
  EXHIBIT NO.                 DESCRIPTION
  -----------                 -----------
     99.1            Press release, dated June 5, 2004.
     99.2            Press release, dated June 5, 2004.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 5, 2004                         OSI PHARMACEUTICALS, INC.


                                       By: /s/ Robert L. Van Nostrand
                                           -------------------------------------
                                           Robert L. Van Nostrand
                                           Vice President and Chief Financial
                                           Officer (Principal Financial Officer)
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                                  EXHIBIT INDEX


  EXHIBIT NO.                 DESCRIPTION
  -----------                 -----------
     99.1            Press release, dated June 5, 2004.
     99.2            Press release, dated June 5, 2004.

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